Filed pursuant to Rule 497(e)
File Nos. 811-22310; 333-182274

PureFunds™ ISE Cyber Security ETF (the “Fund”)
a series of FactorShares Trust (the “Trust”)

December 11, 2015

Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated November 7, 2014, as previously supplemented

Effective immediately, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, will replace Quasar Distributors, LLC, as the Fund’s distributor. All references in the Prospectus and SAI to “Quasar Distributors, LLC” are replaced with “ALPS Distributors, Inc.”  Additionally, John A. Flanagan now serves as the Trust’s Treasurer.

Also effective immediately, the Fund intends to pay out dividends, if any, quarterly, rather than monthly.  All references in the Prospectus and SAI to the Fund paying out dividends monthly are revised to reflect that the Fund intends to pay out dividends, if any, quarterly.

The first four paragraphs of the section entitled “The Distributor” in the SAI are replaced with the following:

The Trust and ALPS Distributors, Inc., are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares and distributes the shares of the Fund. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of 50,000 Shares. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Fund Shares. The principal business address of the Distributor is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver a prospectus to authorized participants purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

Upon direction from the Trust, the Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting shares (or the relevant portfolio’s voting shares) or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Additionally, the following information supplements the table under the section entitled “Trustees and Officers of the Trust” on page 18 of the SAI:

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Officer	Other Directorships Held by Trustee
Officer
John A. Flanagan (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Chief Financial Officer, Macromarkets LLC (exchange traded funds) (2007–2010)	n/a	n/a

 Please retain this Supplement with your Prospectus and Statement of Additional Information.